EXHIBIT 99.2

Form of
NOTICE OF GUARANTEED DELIVERY
for
ERHC ENERGY, INC.
SHAREHOLDER SUBSCRIPTION RIGHTS AGREEMENTS

This form, or one substantially equivalent to this form, must be used to exercise the non-transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”, as described in the prospectus supplement dated December 27, 2012 (the “Prospectus Supplement”) of ERHC Energy Inc., a Colorado corporation (the “Company”), if a holder of Rights cannot deliver the shareholder subscription rights agreement evidencing the Rights (the “Rights Agreement”), to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., central time, on January 31, 2013, unless such time is extended by the Company as described in the Prospectus Supplement (as it may be extended, the “Expiration Date”).  Such form must be delivered by hand, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date.  See “The Rights Offering – Delivery of Subscription Materials and Payment – Guaranteed Delivery Procedures” in the Prospectus Supplement.

Payment of the subscription price of $0.075 per share (the “Subscription Price”) of the Company’s common stock, par value $0.0001 per share, subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the section of the Prospectus Supplement entitled “The Rights Offering – Method of Payment” at or prior to 5:00 p.m., central time, on the Expiration Date even if the Rights Agreement(s) evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof.  See “The Rights Offering – Delivery of Subscription Materials and Payment – Guaranteed Delivery Procedures” in the Prospectus Supplement.

The Subscription Agent is Corporate Stock Transfer, Inc.

For delivery by mail:

Corporate Stock Transfer, Inc.
Attn: Operations Department
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209

For delivery by hand or courier:

Corporate Stock Transfer, Inc.
Attn: Operations Department
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209

If you have any questions or require additional copies of relevant documents, please contact the Subscription Agent at (303) 282-4800.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Deliveries to the Company will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery.  In addition, delivery to the Depository Trust Company, or, DTC, will not be forwarded to the Subscription Agent and will not constitute a valid delivery.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at or prior to 5:00 p.m., central time, on the Expiration Date.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Rights Agreement(s) representing ____________ Right(s) and that such Rights Agreement(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., central time, on the Expiration Date.  Upon the terms and subject to the conditions set forth in the Prospectus Supplement and the Instructions as to Use of Shareholders Subscription Rights Agreement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise his/her/its subscription right(s) to subscribe for ____share(s) of the Company’s common stock.

The undersigned understands that payment of the Subscription Price for each share of common stock subscribed for pursuant to his/her/its Rights must be received by the Subscription Agent at or prior to 5:00 p.m., central time, on the Expiration Date and represents that such payment, in the aggregate amount of $______ either (check appropriate box):

☐ is being delivered to the Subscription Agent herewith.

or

☐ has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box below and complete information relating thereto):

☐           Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐            Certified check

☐            Bank draft (cashier’s check)

Name of maker:

Date of check or draft:

Check or draft number:

Bank on which check is drawn:

Name(s) of record holder(s) of Rights Agreement:

Address(es):

Telephone number(s), including area code:

Signature(s) of record holder(s) or authorized signatory/signatories:

Date:

(Please type or print except for signature(s))

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name

Capacity

Address

Telephone number, including area code

Guarantee of Delivery
(Not To Be Used for Rights Agreement Signature Guarantee)

The undersigned, an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Shareholder Subscription Rights Agreement(s) representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

Authorized Signature:

Name of Firm:

Address:

Area Code and Telephone Number:

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Shareholders Rights Agreement(s) to the Subscription Agent within three (3) business days after the date hereof.  Failure to do so could result in a financial loss to such institution.